Exhibit 77C
          Kemper Total Return Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-1236
          Page 1


          A special meeting of Registrant's shareholders was held on September 19, 1995. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR              160,421,963
                       WITHHELD           4,893,333

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR              160,554,215
                       WITHHELD           4,761,091

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR              160,537,684
                       WITHHELD           4,777,612

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR              160,554,215
                       WITHHELD           4,761,081

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR              160,455,026
                       WITHHELD           4,860,270

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR              160,421,963
                       WITHHELD           4,893,333












          Exhibit 77C
          Kemper Total Return Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-1236
          Page 2


                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR              160,355,837
                       WITHHELD           4,959,459

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR              160,504,621
                       WITHHELD           4,810,675

                   Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR              160,537,684
                       WITHHELD           4,777,612


          Item 2:  Selection of Independent Auditors


                       Vote             Number
                       ----             -----------
                       FOR              156,266,142
                       AGAINST            2,550,714
                       ABSTAIN            6,498,440





























          Exhibit 77C
          Kemper Total Return Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-1236
          Page 3


          Item 3:  New Investment Management Agreement

                    Vote         Number
                    ----         ----------
                    FOR         152,567,329
                    AGAINST       4,261,348
                    ABSTAIN       8,486,619


          Item 4B:  New Rule 12b-1 Distribution Plan (For Class B
          Shareholders Only)

                    Vote         Number
                    ----         ----------
                    FOR          56,810,678
                    AGAINST       2,393,999
                    ABSTAIN       3,881,604


          Item 4C:  New Rule 12b-1 Distribution Plan (For Class C
          Shareholders Only)

                    Vote         Number
                    ----         ----------
                    FOR             201,196
                    AGAINST           3,057
                    ABSTAIN          19,158







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